SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Bay Bancorp, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)       Title of each class of securities to which transaction applies: N/A

(2)       Aggregate number of securities to which transaction applies: N/A

(3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)       Proposed maximum aggregate value of transaction: N/A

(5)       Total fee paid: N/A

☐ Fee paid previously with preliminary materials: N/A

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)       Amount previously paid:

(2)       Form, Schedule or Registration Statement no.:

(3)       Filing Party:

(4)       Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2018

Bay Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-23090	52-1660951
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

7151 Columbia Gateway Drive, Suite A, Columbia, MD	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 737-7401

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 21, 2018, Bay Bancorp, Inc. (the “Company”) engaged D.F. King & Co., Inc. (“King”) to assist the Company’s board of directors with the solicitation of proxies in connection with the special meeting of the stockholders to be held on March 28, 2018 at which the Company’s stockholders will be asked, among other things, to approve the merger (the “Merger”) of the Company with and into Old Line Bancshares, Inc. (“Old Line”), as more particularly described in the joint proxy statement/prospectus (the “Prospectus”) that is included in the Registration Statement on Form S-4 (File No. 333-221714) that Old Line filed with the Securities and Exchange Commission (the “SEC”), as amended to date (the “Registration Statement”).

King will receive $12,500.00 for its services, plus $5.00 for each telephone call that it receives from or makes to a stockholder (the “Phone Fee”). The aggregate amount of the Phone Fees cannot be estimated at this time. In addition, the Company will reimburse King for its reasonable and documented costs and expenses, which are expected to amount to approximately $8,500.00. The parties’ engagement letter contains confidentiality, indemnification and other provisions that the Company believes are customary for this type of engagement.

Important Additional Information

This report is being filed for the purpose of updating the information set forth in the section of the Prospectus entitled “BAY BANCORP SPECIAL MEETING – Solicitation of Proxies”, as permitted by the SEC’s regulations that allow the Company to incorporate into the Prospectus any information that the Company includes in a filing made pursuant to the Securities Exchange Act of 1934 after the date of the Prospectus. The Company filed the Prospectus with the SEC as a definitive proxy statement under cover of Schedule 14A in connection with its solicitation of proxies for the special meeting of stockholders relating to the proposed Merger. This report is not a substitute for the Prospectus or any other document that the Company or Old Line has filed or may file with the SEC or has sent or may send to their respective stockholders in connection with the proposed Merger. Investors and stockholders are urged to read the Prospectus and all other relevant documents that have been or may be filed with the SEC or have been or may be sent to stockholders, including the Registration Statement, as they become available because they contain and will contain important information about the proposed Merger, including a description of the interests in the Merger of certain of the Company’s directors and executive officers.

You may obtain the foregoing documents (when available) free of charge at the SEC’s website, www.sec.gov. The documents filed with the SEC by the Company, including the Prospectus, are available free of charge at the Company’s website, www.baybankmd.com, under the tab “About Us” and then the tab “Investor Relations” and then under the heading “SEC Filings,” and they may be obtained free of charge by written request to: Bay Bancorp, Inc., 7151 Columbia Gateway Drive, Suite A, Columbia, Maryland 21046, Attention: Investor Relations. The documents filed with the SEC by Old Line, including the Registration Statement, are available free of charge on Old Line’s website, www.oldlinebank.com, under the tab “Investor Relations” and then under the heading “SEC Filings”, and they may be obtained free of charge by written request to: Old Line Bancshares, Inc., 1525 Pointer Ridge Place, Bowie, Maryland 20716, Attention: Investor Relations. In addition, you may read and copy any reports, statements and other information filed with the SEC by the Company and/or Old Line at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, D.C. 20549. Information about the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC- 0330. The information on the websites identified above are not, and shall not be deemed to be, a part of this report or incorporated into other filings that the Company or Old Line make with the SEC.

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Old Line, the Company and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Old Line and the Company in connection with the Merger. Information regarding the interests of these participants, including their ownership interests in Old Line and the Company, and other persons who may be deemed participants in the Merger are set forth in the Prospectus. Additional information about the directors and executive officers of Old Line is set forth in the definitive proxy statement for Old Line’s 2017 annual meeting of stockholders that was filed with the SEC on May 8, 2017 and available as noted above. Additional information about the directors and executive officers of the Company is set forth in the definitive proxy statement for the Company’s 2017 annual meeting of stockholders that was filed with the SEC on April 12, 2017 and available as noted above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY BANCORP, INC.

Dated: February 21, 2018	By:	/s/ Joseph J. Thomas
Joseph J. Thomas
President & CEO

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